Barclays CEO Energy-Power Conference September 2012 Greg Goff President and CEO, Tesoro Corporation Exhibit 99.1

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, Tesoro's competitive position and competitive advantages; the effects of our multi-year improvement plan; implementation of our supply and trading strategy; implementation of our marketing integration plan; refining throughput, yields and margins; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; capital expenditures and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; our growth opportunities; and value and, growth opportunities to maximize Tesoro's investment in Tesoro Logistics LP., offer and potential sale of the logistics assets to Tesoro Logistics LP, and the related estimated impact to EBTIDA and enterprise value. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. This contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning the expected completion of the transaction, expected financing for the transaction, reduction in source air emissions, expected additional capital investments, expected cash flow and earnings diversification, potential synergies arising out of the transaction and timing and valuation of subsequent logistics transactions. For more information concerning factors that could affect these statements see our annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA and Free Cash Flow, a non-GAAP financial measure, throughout the presentation. These estimates include: EBITDA estimates related to our High Return Capital Program, EBITDA first year estimates, Tesoro Logistics LP EBITDA Expectations, EBITDA BP Carson Transaction Synergies and Large Capital Program EBITDA. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 2

• Positioned in the western United States – Seven refineries – 675,000 barrels per day capacity – Over 1,375 retail stations branded Tesoro®, Shell® and USA Gasoline™ • Access to advantaged crude oil supply • Significant refining and marketing integration in key markets • Tesoro Logistics supports integrated value chain; strong growth potential Tesoro Today Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Wilmington, CA Kapolei, HI (1) 3 (1) Asset currently for sale

4 Key Messages • Transformational acquisition of BP’s Southern California Refining and Marketing Business • Driving operational efficiency and effectiveness • Reinvesting 2012 free cash flow into high- return capital projects • Tesoro Logistics creating significant value; strategic vehicle for growth • Further strengthening the balance sheet Focused on creating significant shareholder value

• Operational efficiency and effectiveness – Safety and reliability – System improvements – Cost leadership • Commercial excellence • Financial discipline • Value-driven growth Strategic Priorities 5

109 260 260 135 2011 2012E 2013E 2014E Capital and Turnaround Summary 6 2011 2012E 2013E 2014E Regulatory Maintenance TSO Income TLLP Income Capital Spending $ in millions 320 670 545 430 Turnaround Spending $ in millions Note: Turnaround spending incremental to capital spending.

Income Capital Spend $ in millions • High-return, short payback • Significant incremental EBITDA • Internal rate of return between 20% and 60% on large projects • Sustainable improvements • Investments focused on: – Improving yields – Reducing feedstock costs – Reducing operating costs – Expanding logistics infrastructure 7 103 375 305 245 2011 2012E 2013E 2014E Large Capital Projects Small Capital Projects Cumulative EBITDA $ in millions High-Return Capital Investments 125 215-225 430-440 495-505 2011 2012E 2013E 2014E Capital program expected to add greater than $450 million EBITDA beyond 2014 * EBITDA estimate consistent with Tesoro market outlook.

8 Operational Efficiency & Effectiveness Large Capital Program 200 330 440 6 132 159 2012E 2013E 2014E Cumulative Capital Cumulative EBITDA Large Capital Program $ in millions Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook. (1) Bakken Crude Oil Supply to Anacortes economics updated assuming 50 mbpd, up from 30 mbpd in prior disclosure. Bakken Crude Oil Supply to Anacortes Capital: $60 million Annual EBITDA: $ 50-55 million(1) Completed in August 2012 Salt Lake City Conversion Project Capital: $180 million Annual EBITDA: $100 million Estimated Completion: 2013 & 2014 Wilmington Yield Improvement Capital: $40 million Annual EBITDA: $20-25 million Estimated Completion: 4Q 2012 Mandan Refinery Expansion Capital: $35 million Annual EBITDA: $35-40 million Completed in June 2012 Mandan DDU Expansion Capital: $35 million Annual EBITDA: $10-12 million Estimated Completion: 3Q 2013

9 Commercial Excellence Advantaged Position in the Bakken Note: Rail cost estimates to Anacortes based on Tesoro negotiated rates. Estimates to the US Gulf Coast and East Coast based on publicly available tariffs, rail car lease costs and barge costs where applicable. Rail costs shown exclude trucking and gathering costs. Tesoro to purchase over 100+ mbpd of Bakken crude oil 0 200 400 600 800 1,000 1,200 1,400 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Bakken Crude Oil Production, mbpd Pipeline Export Capacity Source: Production and pipeline forecast PIRA and Tesoro estimate

10 2011 Industry Average Crude Source Tesoro WA 4-Yr Range Alaska North Slope 57% 10-25% Canada 26% 50-75% Foreign 17% 10-30% Bakken 0% 0% Source: Energy Information Administration (DOE), Tesoro estimates Notes: Domestic crudes implied based on TSO market intelligence; 2011 Industry Average figures based on 2011 PADD 5 utilization rate of 82% State of Washington Crude Oil Source State of California Crude Oil Source Commercial Excellence West Coast Crude Cost Advantage 2011 Industry Average Crude Source Tesoro CA 4-Yr Range California 42% 50-60% Alaska North Slope 11% 0-10% Foreign 47% 35-45% Differential to ANS 2009 2010 2011 1H 2012 Canadian Light Sweet $(0.75) $(3.35) $(12.85) $(26.60) Bakken N/A $(3.45) $(11.75) $(25.10) Differential to Brent 2009 2010 2011 1H 2012 San Joaquin Valley Heavy $(8.85) $(6.75) $(8.15) $(6.80)

11 Financial Discipline • Maintain average cash balance of $600 to $750 million • Invest in high-return capital projects • Repurchase remaining $299 million 2012 Senior Unsecured Notes • Return excess cash to shareholders – $500 million share repurchase program – $0.12 per share quarterly dividend • Drive towards investment grade rating Strengthened balance sheet facilitates value-driven growth Solid Operating Results Capital Discipline Strong Cash Flows Balance Sheet Strength Strategic Growth

12 Embedded value within TSO expected to grow substantially Value-Driven Growth Tesoro Benefits From TLLP’s Growth TLLP Enterprise Value(2) $ in billions (1) Long Beach marine terminal / Los Angeles short-haul pipelines and Anacortes Rail drop-downs previously announced. (2) Expected market value assumes current public valuation multiples and execution of the 2012 TLLP business plan. TLLP EBITDA Expectations $ in millions IPO Post Growth Initiatives Post Announced Drops (1) 0.7 IPO Post Growth Initiatives Post Announced Drops 2.1 - 2.3 1.5 – 1.7 53 100 - 110 135 - 150 (1) Tesoro Equity Value Tesoro Equity Value

13 • Strengthening refining and marketing integration - Increased wholesale marketing long-term supply agreements by 76 mbpd(1) - Shell Mid-Continent brand - 14 mbpd - 49 SUPERVALU retail stations - 5 mbpd(2) - 225 Thrifty retail stations - 20 to 25 mbpd(2) • Supporting higher refining utilization Refining and marketing integration up 49 percentage points (1) Wholesale marketing business includes high-volume retailer (“HVR”) term contracts. (2) SUPERVALU transaction closed in early 2012. 165 Thrifty stations were transitioned through June 30, 2012, and the remaining stations will be phased in during the second half of 2012 and during 2014. Refining & Marketing Integration 30% 46% 72% 79% 2009 2010 2011 2012E Value-Driven Growth Refining & Marketing Integration

14 Key Elements of 2012 Plan • Execute high-return capital projects; provide significant EBITDA growth in 2012 and beyond • Execute Tesoro Logistics LP growth plan • Continue to drive fundamental improvements in the business • Expand supply, trading and optimization – Improve gross margin capture • Sell refining, marketing and logistics business in Hawaii • Finalize preparation for BP transaction integration and financing plan 2012 Plan drives additional $150-200 million EBITDA

Carson Refinery Tesoro Wilmington • Creates world scale refinery • Strengthens our West Coast business • Increases distillate yield • Lowers refining and distribution costs • Extensive, integrated logistics system • Reduces stationary source air emissions • Annual synergies of $250 million • Attractive acquisition price • 24% accretive to earnings 15 Acquisition Highlights Acquisition provides unique benefits to California consumers and environment while creating value for Tesoro’s shareholders

• Acquisition of BP’s Southern California refining and marketing business for $1,175 million – 266 MBD high complexity refinery in Carson, California – Integrated retail marketing network of 800 dealer sites – ARCO® brand ownership – Master franchisee for ampm® brand – Extensive logistics system, including marine, pipeline and terminaling assets – 350,000 metric ton per year calciner for anode coke – 400 megawatt gas supplied cogeneration facility, 51% ownership • Inventory value estimated at $1,300 million at current market prices • Talented organization with proven track record of success • Expect to close before mid-2013, subject to regulatory approval 16 Transaction Overview

$882 $593 $205 $171 $138 $106 $102 $28 $14 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 CVI Wynnewood (9/11) NTI St. Paul Park (10/10) PBF Toledo (12/10) VLO Meraux (9/11) PBF Paulsboro (9/10) HFC Tulsa (10/09) PBF Del City (4/10) HFC Tulsa (6/09) TSO Carson Note: Transaction multiple includes Carson refinery, Watson cogeneration 51% ownership and calciner. Source: Tesoro calculations, based on SEC filings. Price per refinery complexity barrel 17 Indicative Purchase Price Comparison

250 2013E 2014E 2015E 2016E 2017E Synergy EBITDA $ millions • Capital improvements – Pipeline interconnections – Additional hydrotreating – Hydrocracker expansion Synergy Capital $ millions 35 35 145 60 2013E 2014E 2015E 2016E 2017E Note: Net synergy capital of $225 million (including net savings beyond 2017), capital plan net of capital avoidance. • Synergies – Feedstock optimization – Product distribution improvements – Operating improvements 25 - 35 100 - 120 165 - 185 215 - 235 (10) 18 Synergy Overview Synergies improve competitive profile of TSO’s West Coast business

• Operational Efficiency and Effectiveness – Combined refineries creates world scale facility – Increases clean product yields – Enhances gasoline to diesel production flexibility – Lowers manufacturing costs – Reduces stationary source air emissions, reduces AB32 compliance costs • Commercial Excellence – Expands advantaged feedstock supply opportunities – Reduces crude oil shipping costs – Reduces product distribution costs 19 Strategic Priorities

• Financial Discipline – Financing strategy preserves balance sheet strength – Value of logistics assets reduces cost of capital and effective purchase price – Total debt to total capitalization expected below 30% by end of first year post-close (1) • Value-driven Growth – Expands and strengthens Tesoro’s integrated business  Refining capacity grows to 941,000 bpd – Fully supports refining and marketing integration  Retail marketing system grows to 2,100+ stations – Market value of Tesoro Logistics grows by approximately $1 billion (2) – EBITDA grows from sales of anode coke, petrochemical feedstock and electricity (1) Based on consensus research estimates and expected financing plan. (2) Drop-down of Carson logistics assets expected to occur in multiple transactions over 12 month period post close. 20 Strategic Priorities

Kenai, AK 72 MBD Mandan, ND 68 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Wilmington/Carson, CA 363 MBD Kapolei, HI (1) 94 MBD Current Future Refineries 7 7 Capacity (MBD) 675 941 Refining Complexity 9.8 10.5 Retail Stations 1,375 2,175 Employees 5,400 7,100 Retail Sales (MBD) 125 255 (1) Asset currently for sale 21 The New Tesoro

Appendix

• Expand capacity from 58 to 68 mbpd • Total cost of $35 million • Annual EBITDA contribution – $35-40 million, Base case* – $80 million, average 2011 pricing • Completed in June 2012 • Supports growth of Tesoro Logistics 23 Mandan Refinery Expansion Increase throughput of advantaged Bakken crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Expand diesel desulfurization unit (DDU) capacity from 17 to 22 mbpd • Increase diesel fuel yield at Mandan • Total cost of $35 million • Annual EBITDA contribution – $10-12 million, Base case* – $20 million, average 2011 pricing • Expected completion 3Q 2013 24 Mandan DDU Expansion Optimize refinery yield to highest netback product * EBITDA estimate consistent with Tesoro market outlook.

• Vacuum Distillation Unit replacement • Product yield upgrade from petroleum coke to clean products • Total cost of $40 million • Annual EBITDA contribution – $20-25 million, Base case* – $27 million, average 2011 pricing • Expected completion 4Q 2012 25 Wilmington Yield Improvement Maintain feedstock flexibility and maximize product yield * EBITDA estimate consistent with Tesoro market outlook.

• Facility permitted to unload 50 mbpd of Bakken crude oil at Anacortes, 40% of refining capacity • Total cost of $60 million 26 Bakken Crude Oil Supply to Anacortes • Annual EBITDA contribution - $50-55 million, Base case* - $170 million, average 2011 pricing • Completed in August 2012 Product yield and crude oil cost advantage * EBITDA estimate consistent with Tesoro market outlook. Base case assumes only Bakken product yield advantage. • Supports growth of TLLP through potential drop down

27 Salt Lake City Conversion Project • Improve yields of gasoline and diesel • Increase throughput capacity by 4 mbpd • 100% increase of advantaged waxy crude oil throughput to 21 mbpd • Total cost of $180 million • Annual EBITDA contribution – $100 million, Base case* – $110 million, average 2011 pricing Product yield and crude oil cost advantage • Expected completion in two stages in 2013 and 2014 * EBITDA estimate consistent with Tesoro market outlook.

Non-GAAP Financial Measure

TESORO

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

(In millions) Unaudited	High Return Capital Program - Cumulative EBITDA[1]			
	2011	2012 Estimate	2013 Estimate	2014 Estimate
Net Earnings	$ 73.5	$ 124.1	$ 250.7	$ 285.5
Add income tax expense*	45.1	76.1	153.6	175.0
Add interest and financing costs	-	-	-	-
Add depreciation and amortization expense	6.4	19.8	30.7	39.5
EBITDA	$ 125.0	$ 220.0	$ 435.0	$ 500.0

(In millions) Unaudited	First Year Estimate[1]									
	Wilmington Yield Improvement		Bakken Crude Oil Supply to Anacortes		Mandan Refinery Expansion		Mandan DDU Expansion		Salt Lake City Waxy Crude Project	
	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing
Net Earnings	$ 13.1	$ 15.9	$ 31.2	$ 104.0	$ 22.5	$ 48.9	$ 6.0	$ 11.6	$ 58.0	$ 64.2
Add income tax expense*	8.0	9.7	19.1	63.8	13.8	29.9	3.7	7.1	35.6	39.4
Add interest and financing costs	-	-	-	-	-	-	-	-	-	-
Add depreciation and amortization expense	1.4	1.4	2.2	2.2	1.2	1.2	1.3	1.3	6.4	6.4
EBITDA	$ 22.5	$ 27.0	$ 52.5	$ 170.0	$ 37.5	$ 80.0	$ 11.0	$ 20.0	$ 100.0	$ 110.0

* Income tax expense estimates calculated using the year ended December 31, 2011 effective tax rate of 38%.

[1] When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

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29 Non-GAAP Financial Measure • Income tax expense estimates calculated using the year ended December 31, 2011 effective tax rate of 38%. (1) TLLP EBITDA is not representative of Tesoro Consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. (2) When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range. (In millions) Unaudited Projected TLLP Annual EBITDA(1)(2) IPO 2013 Estimate Post Announced Drop-downs Projected net earnings $ 42 $ 79 $ 92 Add: Depreciation and amortization expense 9 14 17 Add: Interest and financing costs, net 2 7 31 Projected EBITDA $ 53 $ 100 $ 140 (In millions) Unaudited BP Carson Transaction Synergies(2) 2013E 2014E 2015E 2016E 2017E Net Earnings $ 17.8 $ 66.6 $ 103.7 $ 133.4 $ 149.1 Add income tax expense* 10.9 40.9 63.6 81.8 91.4 Add interest and financing costs - - - - - Add depreciation and amortization expense 1.3 2.5 7.7 9.8 9.5 EBITDA $ 30.0 $ 110.0 $ 175.0 $ 225.0 $ 250.0 (In millions) Unaudited Large Capital Program 2012 2013 2014 Net Earnings $ (0.7) $ 74.5 $ 88.8 Add income tax expense* (0.4) 45.7 54.5 Add interest and financing costs - - - Add depreciation and amortization expense 7.1 11.8 15.7 EBITDA $ 6.0 $ 132.0 $ 159.0